AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
PLATINUM INVESTOR ISM AND PLATINUM INVESTOR IISM
FLEXIBLE PREMIUM
VARIABLE LIFE INSURANCE POLICIES
SUPPLEMENT DATED SEPTEMBER 4, 2001
TO
PROSPECTUS
DATED MAY 1, 2001

THIS SUPPLEMENT SUPERCEDES THE MAY 18, 2001 SUPPLEMENT.

          Effective August 29, 2001, American General Life Insurance Company ("AGL") is amending the prospectus for the purpose of announcing the acquisition of AGL's parent corporation and certain other modifications to the prospectus.

          First, on page 35 of the prospectus, the second and third paragraphs of the section titled "AGL" are deleted in their entirety and replaced with the following:

On May 11, 2001, American General Corporation ("AGC"), a Texas corporation, American International Group, Inc. ("AIG"), a Delaware corporation and Washington Acquisition Corporation, a Texas corporation and a wholly-owned subsidiary of AIG, entered into an agreement pursuant to which AGC would become a wholly-owned subsidiary of AIG (the "Transaction"). On August 15, 2001, the shareholders of AGC voted to approve the Transaction. On August 29, 2001, the Transaction was completed. As a result of the Transaction, AGL is now an indirect, wholly-owned subsidiary of AIG.

          Second, on page 3 of the prospectus, the paragraph titled "Sales of Platinum I" will be deleted in its entirety and replaced with the following:

Sales of Platinum I. As of August 15, 2001, AGL no longer accepts Policy applications for Platinum Investor I in any state.

          Third, effective May 1, 2001, the Warburg Pincus Trust ("Warburg Pincus") changed its name to the Credit Suisse Warburg Pincus Trust ("Trust"). The Trust is a fund available to you in your Policy. All references to Warburg Pincus in your Prospectus should be replaced with Trust.